Exhibit 99.1

The Future of Healthcare January 2014 1

Forward Looking Statem ents The informa on in this presenta on includes certain forward--?looking statements that are based upon assump ons that in the future may prove not to have been accurate and are subject to signi?cant risks and uncertain es, including statements to the future ?nancial performance of the Company. Although the Company believes that the expecta ons re?ected in the forward--?looking statements are reasonable, it can give no assurance that such expecta ons or any of its forward--?looking statements will prove to be correct. Factors that could cause results to di?er include, but are not limited to, successful execu on of growth strategies, product development and acceptance, the impact of compe ve services and pricing, general economic condi ons, and other risks and uncertain es described in the Company’s periodic ?lings with Securi es and Exchange Commission. 2

UGHS Business Overview University General Health System, Inc. (UGHS): A Regional Healthcare System 3

The Basics of Healthcare 4

Healthcare – a Great Opportunity •? Industry --? Virtually Recession Resistant •? U.S. spends more per capita worldwide •? Fastest growing Segment of Economy (will increase 34.5% by 2020) •? Very Complex and Regulated •? Constantly undergoing Reform 5

Size and Sc ope of the rket aM Healthcare as Percentage of GDP 20.00% 18.00% 16.00% Nearly 20% of the 14.00% 12.00% US Economy ! 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% 6

3 Major Players in He althcare •? Physicians (American Medical Associa on) •? Hospitals (American Hospital Associa on) •? Third Party Payers (Insurance, Medicare/Medicaid) “All Compete for the Paen t and the Payment !”

An Industry Ready for Disrupve Innovaon Performance Time

Key Stas cs UGHS Company Snapshot Employees 1,300+ Physicians 800+ Market Cap (12/31/13) ~ $150mm Fully Diluted Shares Outstanding ~395mm (12/31/13) Shares in the Float (12/31/13) ~70mm Est. Total Revenues (YTD --? 3 Q 2013) ~$120mm Growth Rate 2011 to 2013 (YTD --? Q 3) ~125% •? ~ 30% of shares held by management or a?liates 9

Core Business Philosophy ???General Acute Care Hospital ???Lower Capital Cost/Bed ???Size – 50 to 150 Beds ???Physician--?Centric ???Higher Historical Occupancy ???E?cient/Lean Management than Compe on at Mature Facili es 10

Execution of the Strategy 11

Proven Experienced Leadership Our senior management team has diverse experience in healthcare management and are leaders with proven success, and over 200 years of experience 12

Crean g the UGHS Eco--?System 13

UGHS Eco--?System Hospital Dx Imaging Senior Living

Example of Eco--?System at W ork Senior Livi Dx Imaging Hospital

UGHS Eco--System Outcome PaXent has seamless spell of illness – ONE SYSTEM MulXple Physicians Benefit from Care Third Party Payer Reduces Cost of Care Generated Revenue Throughout Treatment

Three Integrated Segments of UGHS •? Hospital •? Senior Living •? Support Services

UGHS Regional Healthcare System


TENNESSEE
Knoxville, TN
• Trinity Hills Assisted Living Facility
Houston, TX
• University General Hospital
• UGH Hyperbaric Wound Center
• Autimis Billing & Coding
• UGH Physical Therapy
• 1960 / UGH Diagnostic Imaging
Kingwood, TX
• UGH Kingwood Diagnostics and Rehabilitation
• UGH KW Sleep Center
Dallas, TX
• University General Hospital Dallas
TEXAS
Pearland, TX
• Trinity Oaks Assisted Living Facility
Baytown, TX
• UGH Baytown Endoscopy Center
• UGH Baytown Sleep Center
• UGH Baytown Imaging
Sugar Land, TX
• Robert Horry Center for Sports Rehabilitation
Dickinson, TX
• Mainland Surgery Center
Port Lavaca, TX
• Trinity Shores Assisted Living Facility
Friendswood, TX
• Trinity Care Assisted Living Facility

18

Houston Regional Healthcare System 19

Dallas Regional Healthcare System 20

Investments in Growth Investments in 2013: •? Management and Development Services ~ $8 mm •? Physician Management Services •? Dallas Development and Re--?organiza on •? Recruitment and Reten on •? Nego a on of Expansion in Baytown, Alvin and Pearland •? Audit and Legal Expenses •? Marke ng Ini a ves: ~ $7 mm •? Bariatric Expansion •? Spine Ini a ves •? Pain Management •? Migraine Strategies •? Reduc on in Costs (elimina on of one me expenses) – 2014: ~ $5 mm 21

Houston Regional System Tenant Improvement Value: ~ $21 mm Real Estate Ownership: None – leasehold Opera ons Ownership: 100% UGHS Opened Date: 2007 Bed Size: 69 Beds Net Revenues YTD 3Q 2013: ~100 mm 22

Dallas Regional System Total Investment (3Q 2013): ~ $6.0 mm (net) Real Estate Ownership (via LT lease): 100% Opera ons Ownership: 100% UGHS Acquisi on Date: December 2012 Bed Size: 111 Beds Net Revenues YTD 3Q 2013: ~$17 mm 23

Target Opening Date: Q 1 2015 Bed Size: 48 Beds 24

Development – UGH Alvin Real Estate Value Contribu on: $3.0 mm Real Estate Ownership: 70% Equity Investment – Real Estate: $1.5 mm Opera ons Ownership: 100% UGHS Opera ons Investment: $3.5 mm Target Opening Date: Q 2 2015 Bed Size: 10 to 14 Beds (ER Hospital) 25

Development – UGH Pearland Real Estate Value Contribu on: $5.0 mm Real Estate Ownership: 30% Equity Investment – Real Estate: $0 mm Opera ons Ownership: 100% UGHS Opera ons Investment: $7.5 mm Target Opening Date: Q 3 2015 Bed Size: 50 Beds 26

Long Term Value of Expansion Real Estate Value Contribu on: $15.0 mm Real Estate Ownership: ~ 45% Equity Investment – Real Estate: $5 mm Opera ons Ownership: 100% UGHS Opera ons Investment: $16 mm Total Addi onal Beds: 112 Target Opening Dates: 2015 Mature Poten al Revenues/Year: > $170 mm Mature Poten al EBITDA/Year: > $40 mm 27

Senior Living and Support Services •? Senior Living (2013): •? ~ $40 mm in Assets •? ~ $24 mm in Liabilities •? ~ $2.0 mm in annual EBITDA •? Support Services (2013): •? ~ $1.0 mm in annual EBITDA •? ~ 50% growth rate 28

Annual Revenue Growth Rate UGHS Growth Exceeds the industry, U.S. and DJIA 60.00% 50.00% 40.00% 30.00% 20.00% 10.00% 0.00% 2011 2012 YTD Q3 2013 --?10.00% Tenet Healthcare HCA Holdings Lifepoint Hospitals Health Management Associa on University General Health System * Source from Bloomberg Terminal (Jan, 2014) & University General Health System, Inc. 29

Summary 30

Company Highlights •? Smaller Hospital Size (50 – 150 beds) A rac ve •? Lower Capital Cost/Bed Market •? Lower Opera ng Costs Dynamics •? Higher Margin at Mature Facili es Solid Historical •? Occupancy rate at 57% vs. Industry Average of 47% Financial •? Revenue Growth Rate exceeds Industry Performance •? Adjusted Hospital EBITDA Margin exceeds *Industry Average of 15.3% (UGH Houston Hospital) •? Eco--?system creates incen ve Sustainable •? Adaptable Business Model •? Nimble •? Experienced * Source from S&P Capital IQ (Apr, 2013) 31

Company Highlights •? Founded by Physicians Physician •? Chairman/CEO is an ac ve Physician Centric •? Majority of stock a er going public held by Physicians Diversi?ed •? ASCs •? HBOTs Regional •? PT/Rehab/Sleep Centers Services •? Dx Imaging •? Senior Living •? General Acute Care – Versus Specialty Secrets to •? 800+ Physicians, 150+ New Physicians added in 2012 Success •? Regional Coverage •? Aggressive acquisi on and expansion strategy 32

Discussions 33